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                                                                    EXHIBIT 99.3


                         [POSTAGE STAMP APPEARS HERE]



                              Name: ____________________________________________
                              Street Address:___________________________________
                              City: ________ State: ________ Zip Code: _________
                              Phone: ___________________________________________


                              [_]  I would be interested in selling/buying
                                   Community Trust Financial Services ("CTFV") stock.


                              [_]  I would be interested in receiving
                                   information on CTFV.